UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2003

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	0-24068	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200
HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 5.  OTHER EVENTS

     On March 13, 2003, Consolidated Graphics, Inc. (the “Company”) announced revised guidance for its fourth quarter ending March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

     The attached press release may contain forward-looking information.  Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBIT

     The following exhibit is filed herewith:

99.1 Press release of the Company dated March 13, 2003, related to the announcement of revised guidance for its fourth quarter ending March 31, 2003.

SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE

REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE

UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ G. Christopher Colville

G. CHRISTOPHER COLVILLE
EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER
AND SECRETARY

Date:  March 14, 2003